UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2019

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana (State or other jurisdiction of incorporation)	0-9827 (Commission File Number)	72-0395707 (IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana (Address of Principal Executive Offices)	70508 (Zip Code)

Registrant’s telephone number, including area code: (337) 235-2452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note – As previously disclosed, on March 14, 2019, PHI, Inc. (the “Company” or “we”) and its principal U.S. subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). Additional developments in the Chapter 11 Cases are reported below.

Additional information about the Chapter 11 Cases can be found by visiting the Company’s dedicated microsite: http://restructuring.phihelico.com. Claims information can be found at: https://cases.primeclerk.com/PHI. The Company has also established a hotline to ensure a prompt response to questions, which may be accessed at +1 (844) 216-8745 in the U.S. and Canada or by dialing +1 (347) 761-3249 internationally.

Item 1.03 Bankruptcy or Receivership.

On August 2, 2019, the Bankruptcy Court issued a written order in the Chapter 11 Cases (the “Confirmation Order”), pursuant to section 1129 of the Bankruptcy Code, confirming the Debtors’ Third Amended Joint Plan of Reorganization, as previously supplemented and as modified by the Confirmation Order (the “Plan”).

The Debtors anticipate that the effective date of the Plan (as defined in the Plan, the “Effective Date”) will occur, and the transactions contemplated by the Plan will be consummated, as soon as all conditions precedent to the Plan have been satisfied or waived. Although the Debtors have targeted an Effective Date that would occur by the end of August 2019, the Debtors give no assurance as to when, or ultimately if, the Plan will become effective. It is also possible that modifications could be made to the Plan pursuant to section 1127 of the Bankruptcy Code.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. The summary is qualified in its entirety by reference to the full text of the Plan, the Disclosure Statement for the Plan, and the Confirmation Order, which are attached as Exhibits 2.1, 99.1, and 99.2, respectively, and incorporated herein by reference. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings ascribed to them in the Plan.

The Plan of Reorganization and Treatment of Claims and Interests

On the Effective Date, the Plan provides that the reorganized Debtors will create a new holding company as their ultimate corporate parent (the “New Holding Company”). The New Holding Company will be the issuer of equity securities to the public, including to holders of claims or equity interests entitled to receive newly-issued equity securities under the Plan. As described further below, the Plan contemplates that each of the holders of Allowed General Unsecured Claims and Aircraft Lessor Claims, each as defined in the Plan, will receive (i) its pro rata share of new common stock (the “New Common Stock”) in accordance with certain specified citizenship determination procedures or (ii) a combination of New Common Stock and warrants (the “New Warrants”) to the extent such New Common Stock may not be issued to a holder because such holder is not deemed to be a citizen of the United States (a “U.S. Citizen”) and the number of such shares that otherwise would be issuable to persons who are not U.S. Citizens (“Non-U.S. Citizens”) would exceed the applicable restrictions on voting power discussed below. The Plan further contemplates the issuance of an additional series of warrants to certain of the Company’s current equityholders, as described further below.

New Warrants

Upon issuance, holders of New Warrants will be entitled to purchase a like number of shares of New Common Stock at an exercise price equal to $.001 per newly-issued share. The New Warrants will be exercisable into shares of New Common Stock at any time that a holder can reasonably certify to the satisfaction of the New Holding Company that such holder is a U.S. Citizen. The New Warrants will lapse on the 25th anniversary of their issuance. Prior to being exercised, a holder of New Warrants will not be entitled to any voting or other rights of a holder of New Common Stock.

The Company holds operating certificates issued by the Federal Aviation Administration pursuant to the regulations promulgated under the Federal Aviation Act of 1958. The Company’s ability to hold these operating certificates is conditioned on, among other things, 75% or more of its voting stock being owned or controlled by U.S. Citizens. To assure compliance with this standard, the Company has maintained, and plans to continue to maintain after the Effective Date, restrictions designed to ensure that the number of shares owned by Non-U.S. Citizens does not exceed 24.9%.

Under the Plan, in no event will Non-U.S. Citizens be entitled to (i) cast in the aggregate more than 24.9% of the total voting power attributable to the New Common Stock to be outstanding and (ii) to the extent not prohibited by the U.S. Department of Transportation, own in the aggregate more than 49% of the total New Common Stock, New Warrants, and Old Equity Settlement Warrants (defined below) (collectively, the “New Equity Securities”); provided, however, and regardless of any exercise of New

Warrants, that in no event shall Non-U.S. Citizens who are citizens of a country that is not a party to an “open skies” agreement (which countries are listed on the Department of Transportation’s website) be entitled to cast in the aggregate more than 24.9% of the total voting power attributable to the New Common Stock.

Old Equity Settlement Warrants

On the Effective Date, the New Holding Company will also issue warrants (the “Old Equity Settlement Warrants”) to certain equity holders of the Company immediately prior to the Effective Date in accordance with the Plan. In the aggregate, the Old Equity Settlement Warrants will be exercisable for shares of New Common Stock constituting 5% of the total equity of the New Holding Company (calculated as of the Effective Date in the manner specified under the Plan and subject to dilution on account of the MIP (as defined below) and future equity issuances). The Old Equity Settlement Warrants will have an initial exercise price determined by reference to the amount of certain specified debt claims (as described in the Plan), including accrued and unpaid interest, if any, settled under the Plan. Each of the Old Equity Settlement Warrants will have a three year term and be exercisable at the exercise price either in cash or through a cashless exercise, at the option of the holder thereof.

In addition, the Old Equity Settlement Warrants will: (a) be exercisable only if a holder can reasonably certify to the satisfaction of the New Holding Company that such holder is a U.S. Citizen, (b) lack any “Black-Scholes protection,” meaning that any potential value of the Old Equity Settlement Warrants will not be realized by the warrantholder if the New Holding Company is acquired by merger or acquisition at a per share price that is less than the exercise price of the Old Equity Settlement Warrants, and (c) include anti-dilution protection for two years following the Effective Date of the Plan against extraordinary dividends paid from the proceeds of any sale of a division or similar substantial part of the reorganized Debtors.

Neither Al A. Gonsoulin nor any of his Affiliates will receive any Old Equity Settlement Warrants under the Plan.

Other

All other claims will be settled in the manner described in the Plan and the Confirmation Order.

Subject to certain exceptions, the New Equity Securities will be freely transferable under the federal securities laws.

Other Share Information

As of August 1, 2019, the Company had 2,905,757 shares of voting common stock and 12,919,681 shares of non-voting common stock issued and outstanding. As noted above, on the Effective Date (i) all shares of the Company’s voting and non-voting common stock will be cancelled and will permanently cease to exist and Old Equity Settlement Warrants will be issued in the manner described above, and (ii) the New Common Stock and, as applicable, New Warrants will be issued to certain of the holders of claims as set forth in the Plan.

The Plan provides that all of the equity interests in the New Holding Company will be issued or reserved for issuance on the Effective Date to holders of Allowed General Unsecured Claims and Aircraft Lessor Claims in the form of New Common Stock or New Warrants, subject to dilution on account of the Equity Commitment (described below), and the issuances of additional shares of New Common Stock after the Effective Date, including without limitation issuances under the MIP and the Old Equity Settlement Warrants.

Equity Commitment Agreement

As previously disclosed, on July 11, 2019, the Debtors entered into an Equity Commitment Agreement with certain of the Company’s unsecured creditors (the “Commitment Parties”). The Commitment Parties agreed, in the aggregate, to provide up to $75 million cash (the “Equity Commitment”) in exchange for shares of New Common Stock in the Company to be issued on the Effective Date. Each Commitment Party is obligated to purchase a pro rata number of shares of New Common Stock commensurate with its individual commitment, which shares will be issued by the Company at a discount of 25% to the value assigned to such shares in the Plan. In addition, each of the Commitment Parties will be paid their pro rata share of an overall commitment fee of $15 million, which will be paid in the form of additional shares of New Common Stock issued on the Effective Date. The obligations of the Commitment Parties are subject to various specified conditions.

New Term Loan

As previously disclosed, as part of the Plan, the Debtors have received binding commitments from lenders to fund a $225 million first lien senior secured term loan facility (the “Term Loan Facility”) upon the Debtors’ emergence from bankruptcy, subject to the satisfaction of certain conditions. The Term Loan Facility is expected to be secured by a first-priority security interest on substantially all of assets of the New Holding Company and the guarantors party to the Term Loan Facility, excluding certain assets reserved to potentially collateralize a future asset-backed revolving credit facility. The Term Loan Facility will mature five years after the closing of the Term Loan Facility with borrowings under the Term Loan Facility expected to be subject to a 2.0% original issuance discount. The applicable margin for borrowings under the Term Loan Facility will be 6.0% with respect to the base rate borrowings and 7.0% with respect to LIBOR borrowings. The borrowings under the Term Loan Facility will be used (i) to pay in full and discharge all of the Company’s indebtedness under debt agreements with Thirty Two, L.L.C. and Blue Torch Finance L.L.C., (ii) to pay various transaction expenses, and (iii) for general corporate purposes.

Post-Emergence Governance and Management

On the Effective Date, and in accordance with the terms of the Plan confirmed by the Bankruptcy Court, the term of any current members of the board of directors of the Company will expire, and they will resign from the board with the exception of Lance F. Bospflug, who will remain on the board, and a new board of directors of the Company (the “New Board”) will take office. The Company’s New Board is expected to initially consist of Gene Davis, Allen Li, Scott McCarty, Robert P. Tamburrino, Lance F. Bospflug, and two additional independent directors who will be selected in accordance with the Plan prior to the Effective Date. As previously disclosed, on the Effective Date, Al A. Gonsoulin, who currently serves as the Company’s Chief Executive Officer, will retire from all positions held with the Company and its subsidiaries, and Lance F. Bospflug, who currently serves as President and Chief Operating Officer of the Company, will be appointed to succeed Mr. Gonsoulin as Chief Executive Officer of the Company. The Company’s current officers are expected to continue to serve as officers of the Company on and after the Effective Date at the pleasure of the New Board.

Management Incentive Plan

As part of the Plan, the Bankruptcy Court has approved a Management Incentive Plan (the “MIP”), which is an equity-based compensation plan for directors, officers, and key employees pursuant to which the Company may issue up to 10% of the New Common Stock (which will not take into account any dilution from the potential conversion of any derivative or convertible securities exercised after the Effective Date). Half of this 10% allotment is expected to be allocated to the MIP participants in the manner to be prescribed by the New Board within sixty days following the Effective Date. The New Board or a committee thereof will determine the form, terms, allocation, and vesting applicable to awards under the MIP.

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims to achieve a beneficial and efficient resolution of the Company’s Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted.

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article XII of the Plan entitled “Release, Discharge, Injunction and Related Provisions.”

Assets and Liabilities

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, filed with the Securities and Exchange Commission on May 9, 2019. The Company intends to file its Quarterly Report on Form 10-Q for the period ended June 30, 2019 shortly after the date of filing of this Current Report on Form 8-K

Item 8.01 Other Events.

On July 31, 2019, the Company issued a press release announcing the Bankruptcy Court’s confirmation of the Plan. A copy of the press release is filed as Exhibit 99.2 to, and incorporated by reference into, this Current Report on Form 8-K.

Cautionary Statements

Caution Concerning Forward-Looking Statements. This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All such statements other than statements of historical fact are “forward-looking” statements, as defined by (and subject to the “safe harbor” protections under) the federal securities laws. When used herein, the words

“anticipates,” “expects,” “believes,” “seeks,” “hopes,” “intends,” “plans,” “projects,” “will” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond the Company’s control. These forward-looking statements, and the assumptions on which they are based, (i) are not guarantees of future events, (ii) are inherently speculative and (iii) are subject to significant risks and uncertainties. Actual events and results may differ materially from those anticipated, estimated, projected or implied by the Company in those statements if one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect. All of the Company’s forward-looking statements are qualified in their entirety by reference to the Company’s discussion of certain important factors that could cause the Company’s actual results to differ materially from those anticipated, estimated, projected or implied in those forward-looking statements.

Factors that could cause the Company’s results to differ materially from the expectations expressed in such forward-looking statements include, but are not limited to, the Company’s ability to consummate its contemplated debt and equity financings and to implement all other components of the Debtors’ Plan, the risks attendant to the bankruptcy process, including the effects of the Chapter 11 Cases on the Company and its various constituents, risks associated with restrictions on the Company’s ability to pursue and execute its business strategies, uncertainty regarding the Company’s ability to obtain additional capital in the future, uncertainty regarding the Company’s ability to attract and retain key personnel, the uncertainty and continuing risks associated with the Company’s ability to achieve its stated goals and continue as a going concern; the Company’s ability to implement operational improvement efficiencies; the trading price and volatility of the Company’s common stock and risks related to the Company’s delisting from Nasdaq as well as other risks referenced from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company, that arise in the future or that are not specific to the Company could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned not to unduly rely upon the Company’s forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Further, the Company may make changes to its intentions or plans at any time, without notice and for any reason. For these reasons, the Company can provide no assurances as to the ultimate outcome of the Chapter 11 Cases.

Caution Regarding Trading. The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. As noted above, under the Debtors’ Plan, the Company expects its current equity holders to experience a significant or complete loss of their investment, depending on the ultimate outcome of the Chapter 11 Cases and the ultimate value of the Old Equity Settlement Warrants proposed to be issued to its current equity holders as described above.

The filing of this Form 8-K (including the exhibits hereto) shall not be deemed an admission as to the materiality of any information included or incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Debtors’ Third Amended Joint Plan of Reorganization (which constitutes Exhibit A to Exhibit 99.2 below)

99.1	Disclosure Statement for the Debtors’ Third Amended Joint Plan of Reorganization

99.2	Confirmation Order dated August 2, 2019

99.3	Press release issued by the Company dated as of July 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: August 6, 2019	By:	/s/ Trudy P. McConnaughhay
Trudy P. McConnaughhay
Chief Financial Officer and Secretary